UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: August 4, 2010
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

28925 Fountain Parkway, Solon, Ohio	44139

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (440) 519-8700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; and
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition; and
Item 7.01 Regulation FD Disclosure
The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On August 4, 2010, Agilysys, Inc. (the “Company”) issued a press release announcing its results for the fiscal 2011 first quarter ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the slide presentation for the earnings webcast conference call is also attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following item is furnished as an exhibit to this current report on Form 8-K:
99.1     Press release issued by the Company dated August 4, 2010, announcing its results for the fiscal 2011 first quarter ended June 30, 2010.
99.2     First quarter ended June 30, 2010 slide presentation for earnings webcast conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Kenneth J. Kossin, Jr. Kenneth J. Kossin, Jr.
Senior Vice President and Chief Financial Officer
Date: August 4, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by the Company dated August 4, 2010, announcing its results for the fiscal 2011 first quarter ended June 30, 2010.

99.2	First quarter ended June 30, 2010 slide presentation for earnings webcast conference call.